COLLEGE RETIREMENT
EQUITIES FUND (“CREF”)

CREF Social Choice Account (the “Account”)

SUPPLEMENT NO. 1
dated May 1, 2024 to the Prospectus dated May 1, 2024

Effective immediately, the domestic equity and foreign equity components of the Account’s composite benchmark have been changed from the Russell 3000 Index to the S&P 500 Index and from the MSCI EAFE + Canada Index to the MSCI EAFE Index, respectively. Therefore, the following description of the MSCI EAFE Index is added to the “More about benchmarks and other indices” section of the Prospectus:

MSCI EAFE Index

The MSCI EAFE Index tracks the performance of the leading stocks in certain MSCI countries outside of North America in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free-float-adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free-float-adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE Index, the regional index captures approximately 85% of the free-float-adjusted market capitalization of certain countries around the world.

The MSCI EAFE Index is primarily a large-capitalization index. MSCI determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

In addition, the environmental, social and governance (“ESG”) criteria utilized by the Account have been amended to include additional ESG criteria related to carbon emissions and fossil fuel reserves. Accordingly, the following sentence replaced the first sentence in the sixth paragraph of the Principal Investment Strategies of the Account:

When selecting investments for the equity portion of the Account, TCIM considers certain ESG criteria, which include criteria relating to carbon emissions and fossil fuel reserves.

Furthermore, the following disclosure has been added as a new eighth paragraph to the Principal Investment Strategies for the Account:

In addition to the overall ESG performance evaluation, the equity portion of the Account favors companies that (1) demonstrate leadership in managing and mitigating their current carbon emissions and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon emissions both in absolute terms (e.g., tons of carbon emitted directly into the atmosphere) and in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership. While the equity portion of the Account favors companies that (1) demonstrate leadership in managing and mitigating their current carbon emissions and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry, the equity portion of the Account may invest in companies that are engaged in the extraction, storage and transportation of fossil fuels as long as they also meet the aforementioned criteria.

The additional criteria do not change the investment strategy or investment objective of the Account. The impact of the additional criteria will be on the resulting eligible investment universe that the portfolio managers use in creating a portfolio of stocks that are expected to best deliver on the Account’s investment objective.